SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549





                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





                 Date of Report:  June 26, 1998



                         THE KROGER CO.
     (Exact name of registrant as specified in its charter)


An Ohio Corporation           No. 1-303         31-0345740
(State or other jurisdiction (Commission File   (IRS Employer
of incorporation)                 Number)         Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 5.   Other Events
-------   ------------
          On April 16, 1998, The Kroger Co. ("Registrant") filed Registration Statement No. 333-50269 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement". The Registration Statement provides for the issuance of Securities in an aggregate amount of $800,000,000, and was declared effective on April 29, 1998. Pursuant to a Prospectus Supplement dated June 23, 1998, Registrant is issuing $200,000,000 of Debt Securities designated Puttable Reset Securities PURSSM due July 1, 2010.

          Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. In connection with the issuance of the Puttable Reset Securities PURSSM due July 1, 2010, the Registrant has executed a Pricing Agreement dated June 23, 1998, among Registrant, Goldman, Sachs & Co., Citicorp Securities, Inc. and J.P. Morgan Securities Inc., the form of which is incorporated herein by reference as Exhibit 1.1 hereof.

          The form of indenture for the Puttable Reset
          Securities PURSSM due July 1, 2010 was filed as
          Exhibit 4.3 of the Registration Statement. The Second Supplemental Indenture dated as of June 26, 1998, between the Registrant and Star Bank, National Association, as Trustee, supplements the Indenture dated as of May 1, 1998, between the Registrant and Star Bank, National Association, as Trustee, which originally was qualified as filed with the Registration Statement. The Second Supplemental Indenture is attached hereto as Exhibit 4.3.

          In connection with the issuance of the Puttable Reset Securities PURSSM due July 1, 2010, the Registrant has executed a Calculation Agency Agreement dated as of June 26, 1998 with J.P. Morgan Securities Inc., which is attached hereto as
          Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial
-------   -----------------------------------------
          Information and Exhibits
          ------------------------

          (c)  Exhibits

               1.1  Pricing Agreement dated June 23, 1998,
                    among Registrant, Goldman, Sachs & Co.,
                    Citicorp Securities, Inc. and J.P. Morgan
                    Securities Inc.

               4.3 Second Supplemental Indenture dated as of June 26, 1998, between the Registrant and Star Bank, National Association, as Trustee, relating to the Registrant's Puttable Reset Securities PURSSM due July 1, 2010.

               99.1 Calculation Agency Agreement dated as of
                    June 26, 1998, between Registrant and J.P.
                    Morgan Securities Inc.

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                            SIGNATURE
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              THE KROGER CO.


June 26, 1998                 By(Paul W. Heldman)
                                 Paul W. Heldman
                                 Senior Vice President,
                                   Secretary and General
                                   Counsel

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                          EXHIBIT INDEX


Exhibit
-------

1.1  Pricing Agreement dated June 23, 1998, among Registrant,
     Goldman, Sachs & Co., Citicorp Securities, Inc. and J.P.
     Morgan Securities Inc.

4.3 Second Supplemental Indenture dated as of June 26, 1998, between the Registrant and Star Bank, National
     Association, as Trustee, relating to the Registrant's
     Puttable Reset Securities PURSSM due July 1, 2010.

99.1 Calculation Agency Agreement dated as of June 26, 1998, between Registrant and J.P. Morgan Securities Inc.


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